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                                 Exhibit 10.4
                                 ------------

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement dated as of December 21, 2001 is entered into by and among Cybex International, Inc., a New York corporation (the "Company"), First Union National Bank ("FUNB") and FSC Corp., a Massachusetts corporation ("FSC")and affiliate of Fleet National Bank ("Fleet"). FUNB and Fleet are referred hereinafter individually as a "Lender" and collectively as the "Lenders."

     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement of even date herewith among the Company and the Lenders (the "Credit Agreement"), the Company has issued to each Lender (or its affiliate) a Common Stock Purchase Warrant, entitling such Lender (or its affiliate) to purchase certain shares of the Company's common stock, $0.10 par value per share, upon the terms and conditions set forth therein; and

     WHEREAS, pursuant to the Warrants, the Company and the Lenders have agreed to enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1.     Certain Definitions.  As used in this Agreement, the
                    -------------------
following terms shall have the following respective meanings:

     1.1  "Commission" means the Securities and Exchange Commission, or any
           ----------
other federal agency at the time administering the Securities Act and the Exchange Act.

     1.2  "Common Stock" means (a) the Company's common stock, $0.10 par value,
           ------------
as authorized on the date of this Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     1.3  "Exchange Act" means the Securities Exchange Act of 1934, or any
           ------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.4  "Other Securities" has the meaning set forth in the Warrants.

     1.5  "Person" means an individual, corporation, partnership, limited
           ------
liability company, bank, association, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

     1.6  "Registrable Shares" means (i) the Warrant Shares, and (ii) any Other
           ------------------
Securities provided, however, that any such shares shall cease to be Registrable
           --------  -------
Shares upon any public sale pursuant to a registration statement under the Securities Act, Section 4(l) of the Securities Act or Rule 144 promulgated under the Securities Act, or on such date when all Registrable Shares not previously sold in a public sale by one of the foregoing means may be publicly sold by the holders thereof pursuant to Rule 144 in any three-month period.
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     1.7  "Securities Act" means the Securities Act of 1933, or any similar
           --------------
federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     1.8 "Warrants" means those certain Common Stock Purchase Warrants issued by the Company to the Lenders on and as of the date hereof.

     1.9 "Warrant Shares" means the shares of Warrant Stock and/or Other Securities issued and issuable under the Warrants or any of them.

     1.10 "Warrant Stock" has the meaning set forth in the Warrants.

     Section 2.     "Piggy-Back" Registrations. If at any time the Company shall
                     -------------------------
determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its securities, other than on Form S-8 or Form S-4 or their then equivalents, it shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within 20 days after receipt of such notice, such holder shall so request in writing, the Company shall use its reasonable best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered therein, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have a contractual, incidental ("piggy back") right to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right, then the Company shall be obligated to include in such registration statement only such pro rata portion (which may be none) of the Registrable Shares with respect to which such holder has requested inclusion hereunder. No incidental right under this Section 2 shall be construed to limit any registration required under Section 3.

     Section 3.     Demand Registrations.  The demand registration rights set
                    --------------------
forth in this Section 3 may be exercised only at such time or times when the Company shall not then be eligible to register Registrable Shares on Form S-3 (or any similar or successor form). If on not more than two (2) occasions (including an occasion of registration on Form S-1 or S-18 or their then equivalents) one or more holders of at least 20% of the Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least 20% of the Registrable Shares, the Company will so notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. Upon written request of any holder given within 20 days after the receipt by such holder from the Company of such notification, the Company will use its reasonable best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible. The Company shall not be required to effect more than two (2) registrations pursuant to this Section 3, or more than one such registration during any 12 month period. If the Company determines to include shares to be sold by it in any registration requests pursuant to this Section 3, such registration shall be deemed to have been a registration under Section 2 of this Agreement.

     Section 4.     Short-Form Registration on Form S-3.  In addition to the
                    -----------------------------------
rights provided the holders of Registrable Shares in Sections 2 and 3 above, if the registration of Registrable Shares under the Securities Act can be effected on Form S-3 (or any similar or successor form promulgated by the Commission), the Company will so notify each holder of

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Registrable Shares, including each holder who has a right to acquire Registrable
Shares, and then will, as expeditiously as possible, use its reasonable best efforts to effect qualification and registration under the Securities Act on said Form S-3 of all or such portion of the Registrable Shares as the holder or holders shall specify; provided, however, that the market value of the Registrable Shares to be sold in any such registration shall be estimated to be at least $200,000 at the time of filing such registration statement; and provided further, that the Company shall not be required to effect more than two
(2) such registrations pursuant to this Section 4 in any twelve-month period.

     Section 5.  Effectiveness of Registration Statements.  The Company will use
                 ----------------------------------------
its reasonable best efforts to maintain the effectiveness of any registration statement pursuant to which any of the Registrable Shares are being offered until the earlier to occur of (i) the completion by the holders or underwriters of the distribution pursuant to such registration statement or (ii) 90 days after the effectiveness of any registration statement, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state Securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

     Section 6.  Indemnification of Holders of Registrable Shares. In the event
                 ------------------------------------------------
that the Company registers any of the Registrable Shares under the Securities Act, the Company will, to the extent permitted by law, indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any filing with any state Securities commission or agency, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state Securities laws or regulations applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or alleged untrue statement or omission or alleged
------
omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling Person expressly for use therein.

     Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling Person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel

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reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

     Such holder of Registrable Shares, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld or delayed). The Company shall not, except with the approval of each party being indemnified under this Section 6, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be
          --------  -------
required to contribute any amount in excess of the net proceeds received by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     Section 7.  Indemnification of Company.  In the event that the Company
                 --------------------------
registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered, to the extent permitted by law, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such loses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue

                                      -4-
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statement of a material fact contained in the registration statement or any filing with any state Securities commission or agency, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to an amount equal to the net proceeds received by such holder of the Registrable Shares sold in such registration.

     Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares.

     The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof ' but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any Person for any settlement of any such action effected without such holder's consent (which consent shall not be unreasonably withheld or delayed).

     In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this Agreement, makes a claim for indemnification pursuant to this Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 7 provides for indemnification, in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be
          --------  -------
required to contribute any amount in excess of the net proceeds received by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     SECTION 8.  Damages. The Company recognizes and agrees that the holder of
                 -------
Registrable Shares will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     SECTION 9.  Further Obligations of the Company. Whenever under the
                 ----------------------------------
preceding Sections of this Agreement, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following at its sole expense:

          (a) Furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

          (b) Use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable Securities or "blue sky" laws of such jurisdictions as any selling holder may reasonably request; provided; however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the Securities covered by the registration statement in any jurisdiction where it is not then so subject;

          (c) Use its best efforts to list, or qualify for trading, such Registrable Shares on any and all national securities exchanges and markets, inter-dealer quotation systems, over-the-counter trading systems and bulletin board trading systems on which any of the Company's securities of the same class as the Registrable Shares shall then be listed or qualified for trading;

          (d)    Furnish to each selling holder a "signed counterpart" of:

                 (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                 (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of Securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of Securities;

          (e) Permit each selling holder or its counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them;

          (f) Furnish to each selling holder a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering of Securities;

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

          (g) Use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

          (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission.

     Section 10. Expenses. In the case of any registration under Section 2, 3 or
                 --------
4 of this Agreement, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission and National Association of Securities Dealers, Inc. filing fees and expenses, and "blue sky" fees and expenses and the reasonable fees and disbursements of not more than one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares; provided, however, that the Company
                                          --------  -------
shall have no obligation to pay or otherwise bear any portion of the underwriters, commissions or discounts attributable to the Registrable Shares or any transfer taxes attributable to holders' sale of Registrable Shares.

     Section 11. Delay of Registration. For a period not to exceed 180 days, the
                 ---------------------
Company shall not be obligated to prepare and file, or prevented from delaying or abandoning, a registration statement pursuant to this Agreement at any time when the Company, in its good faith judgment with advice of counsel, reasonably believes

          (a) that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (a) a pending or scheduled public offering of the Company's Securities, (b) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (c) preexisting and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (d) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; and

          (b) that the failure to disclose any material information with respect to the foregoing would cause a violation of the Securities Act or the Exchange Act.

     Section 12. Conditions to Registration Obligations. The Company shall not
                 --------------------------------------
be obligated to effect the registration of Registrable Shares pursuant to Sections 2, 3 and 4 unless all holders of Registrable Shares being registered consent to reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel, including, without limitation:

          (a) conditions prohibiting the sale of shares by such holders until the registration shall have been effective for a specified period of time;

          (b) conditions requiring such holder to Comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

          (c) conditions prohibiting such holders upon receipt of telegraphic or written notice from the Company (until further notice) from effecting sales of shares, such notice being given to permit the Company to correct or update a registration statement or prospectus;

          (d) conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective under Section 5, the holders of shares include in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice form the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such holders to notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company; and

          (e) if such offering is underwritten, conditions requiring the holders of Registrable Shares to enter into an underwriting agreement in form and substance reasonably satisfactory to the Company.

     Section 13.    Approval of Underwriter.  Any managing underwriter engaged
                    -----------------------
by the Company or the holders of Registrable Shares in any registration made pursuant to Sections 3 or 4 shall require the approval in writing of a majority of the holders of Registrable Shares requesting such registration or the consent of the Company, as the case may be, which approval or consent shall not be unreasonably withheld or delayed.

     Section 14.    Transferability of Registration Rights.  For all purposes of
                    --------------------------------------
this Agreement, the holders of Registrable Shares shall include not only each Lender but also any assignee or transferee of a Lender who acquires at least ten thousand (10,000) Registrable Shares. Subject to the foregoing sentence, a Lender may assign or transfer its rights under this Agreement to any Person to whom such Lender transfers any Registrable Shares, provided, however, that such
                                                   --------  -------
assignee or transferee agrees in writing to be bound by all of the provision of this Agreement, including, without limitation Section 16 hereof.

     Section 15.    No Waiver; Cumulative Remedies.  No failure or delay on the
                    ------------------------------
part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 16.    Amendments, Waivers and Consents.  Except as hereinafter
                    --------------------------------
provided, changes in or additions to this Agreement may be made, termination of this Agreement, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of more than fifty percent 50% in interest of the Registrable Shares, and (ii) shall deliver copies of such consent in writing to any holders who did not execute such consent; provided that no consents shall
                                                 --------
be effective to reduce the percentage in interest of the Registrable Shares the consent of the holders of which is required under this Section. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 17.    Addresses for Notices.  All notices, requests, demands and
                    ---------------------
other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth in the Credit Agreement or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

     All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; electronic facsimile transmission; express overnight courier service; or registered mail, return receipt requested) or telegraphed, and shall be considered to be delivered three
(3) days after dispatch.

     Section 18.    Costs, Expenses and Taxes.  The Company agrees to pay the
                    -------------------------
reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts reasonably retained by the holders in connection with any amendment or waiver to this Agreement, (whether initiated by the Company or the holders) or the successful enforcement of this Agreement by the holders.

     Section 19.    Binding Effect; Assignment.  Except as provided in Section
                    --------------------------
16, this Agreement shall be binding upon and inure to the benefit of the Company and each holder and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least two-thirds in interest of the Registrable Shares.

     Section 20.    Prior Agreements.  This Agreement, the Credit Agreement and
                    ----------------
the Warrants constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof and thereof.

     Section 21.    Severability. The provisions of this Agreement are severable
                    ------------
and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     Section 22.    Governing Law.  This Agreement shall be governed by, and
                    -------------
construed in accordance with, the internal laws of the Commonwealth of Massachusetts, and without giving effect to its choice of laws provisions.

     Section 23.    Headings. Article, section and subsection headings in this
                    --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 24.    Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     Section 25.    Further Assurances. From and after the date of this
                    ------------------
Agreement, upon the request of any holder or the Company, the Company and the holders shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.


                          [REST OF PAGE INTENTIONALLY
                          LEFT BLANK - SIGNATURE PAGE
                            IMMEDIATELY FOLLOWING]

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed by their duly authorized representatives as an agreement under seal as of the date first above written.


CYBEX INTERNATIONAL, INC.                    FIRST UNION NATIONAL BANK


By:  /s/ John Aglialoro                      By: /s/ Ron R. Ferguson
     ------------------                         --------------------------------
     Name:  John Aglialoro                        Name:  Ron R. Ferguson
     Title: CEO                                   Title: Senior Vice President


                                             FSC. CORP.


                                             By: /s/ Kevin M. Behan
                                                ______________________________
                                                  Name:  Kevin M. Behan
                                                  Title: Vice President

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